Exhibit 99.1

Comerica Incorporated 2006 Annual Meeting of Shareholders

Call to Order

Opening Remarks and Introductions

Proposal I Election of Four Class I Directors

Proposal II Approval of the Comerica Incorporated 2006 Long-Term Incentive Plan

Proposal III Approval of the Comerica Incorporated 2006 Management Incentive Plan

Proposal IV Ratification of the Appointment of Ernst & Young as Independent Auditors

Polls Closed for Voting

Voting Results

Adjournment

Any statements in this presentation that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as "anticipates," "believes," "feels," "expects," "estimates," "seeks," "strives," "plans," "intends," "outlook," "forecast," "position," "target," "mission," "assume," "achievable," "potential," "strategy," "goal," "aspiration," "outcome," "continue," "remain," "maintain," "trend," "objective" and variations of such words and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "might," "can," "may" or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica's management based on information known to Comerica's management as of the date of this news release and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica's management for future or past operations, products or services, and forecasts of Comerica's revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries, estimates of credit trends and global stability. Such statements reflect the view of Comerica's management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica's actual results could differ materially from those discussed. Factors that could cause or contribute to such differences are changes in Safe Harbor Statement the pace of an economic recovery and related changes in employment levels, the effects of war and other armed conflicts or acts of terrorism, the effects of natural disasters including, but not limited to, hurricanes, tornadoes, earthquakes and floods, the implementation of Comerica's strategies and business models, management's ability to maintain and expand customer relationships, management's ability to retain key officers and employees, changes in the accounting treatment of any particular item, the impact of regulatory examinations, declines or other changes in the businesses or industries in which Comerica has a concentration of loans, including, but not limited to, automotive production, the anticipated performance of any new banking centers, the entry of new competitors in Comerica's markets, changes in the level of fee income, changes in applicable laws and regulations, including those concerning taxes, banking, securities and insurance, changes in trade, monetary and fiscal policies, including the interest rate policies of the Board of Governors of the Federal Reserve System, fluctuations in inflation or interest rates, changes in general economic conditions and related credit and market conditions and adverse conditions in the stock market. Comerica cautions that the foregoing list of factors is not exclusive. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this news release or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Safe Harbor Statement (continued)

Chairman and Chief Executive Officer's Presentation

Comparative Financial Performance 2004 2005 % Chg Net Income $ 757 $ 861 14% Diluted EPS $4.36 $5.11 17% $ in millions, except per share data

Comparative Financial Performance 1Q05 4Q05 1Q06 Net Income $ 199 $ 207 $ 194 Diluted EPS $1.16 $1.25 $1.18 $ in millions, except per share data

Noninterest Income Highlights 1Q05 4Q05 1Q06 Brokerage Fees $8 $9 $10 Investment Advisory Revenue, Net $10 $15 $17 Commercial Lending Fees $12 $19 $15 $ in millions

Average Loans Up 10 Percent 3% annualized growth in the Midwest market 11% annualized growth in the Texas market 20% annualized growth in the Western market, excluding Financial Services

Excellent Credit Quality

Average Deposits Lower: Customers drawing down on deposits to invest in their businesses Slowdown in real estate activity in the Western market affected the title and escrow deposits in our Financial Services Division

2006 Full Year Trends Mid-to-high single digit average loan growth excluding Financial Services Division loans Average full year net interest margin of about 3.80% - 3.85% Credit-related net charge-offs of 20 to 25 basis points of average loans and, for the remainder of 2006, a provision for credit losses consistent with credit-related net charge-offs Low-single digit noninterest income growth, excluding net gain on sales of businesses Low-single digit noninterest expense growth, excluding the provision for credit losses on lending-related commitments Active capital management

Capital Management Targeted Tier 1 Common Capital Ratio 7 - 8% 1Q06 Tier 1 Common Capital Ratio 7.70%* 1Q06 Shares Repurchased 1.5 million Increased Quarterly Dividend 7% $0.59 per share (37 Consecutive Years) * Estimated

Six Pillars of Comerica's Strategy Growth Balance Relationships Risk Management Accountability Diversity

Six Pillars of Comerica's Strategy Growth Balance Relationships Risk Management Accountability Diversity

Retail Bank

Six Pillars of Comerica's Strategy Growth Balance Relationships Risk Management Accountability Diversity

By Business Segment Midwest & Other Western Texas Florida FL Net income 495 314 88 16 0.02 By Business Segment Business Bank Retail Bank W&IM CA FL Net income 649 161 103 0.15 0.02 2005 Net Income: $861 Million By Business Segment* By Market Segment* * Net of Finance / Other: ($52) million ** Includes the financial impact related to the sale of Framlington Group ($32MM after-tax) Business Bank $649MM 71% Retail Bank $161MM 18% W&IM** $103MM 11% Midwest & Other** $495MM 54% Western $314MM 34% Texas $88MM 10% Florida $16MM 2%

Six Pillars of Comerica's Strategy Growth Balance Relationships Risk Management Accountability Diversity

Small Business National Excellence Award for serving small business from Greenwich Associates Private Banking Customer's overall satisfaction rate with their private banker at 86% nationally in an internally commissioned survey Retail 92% of our customers responded favorably when asked "How satisfied were you with the service during your last banking center visit?" Business Bank 91% of middle market customers across all markets expressed they are very satisfied with their relationship manager

Six Pillars of Comerica's Strategy Growth Balance Relationships Risk Management Accountability Diversity

Significant Credit Improvements 2001 2002 2003 2004 2005 NPA's 627 579 538 339 162 2001 2002 2003 2004 2005 Net Charge-offs 189 481 365 194 110 2001 2002 2003 2004 2005 Loans Transferred 702 733 660 332 222 2001 2002 2003 2004 2005 Watch list loans 0.132 0.1 0.082 0.055 0.044

Six Pillars of Comerica's Strategy Growth Balance Relationships Risk Management Accountability Diversity

New Banking Center Metrics Site Selection Deposit Tracking Profitability Reporting

Six Pillars of Comerica's Strategy Growth Balance Relationships Risk Management Accountability Diversity

Market Segmentation Groups Arab/Chaldean American African American Hispanic Women-owned Businesses Asian Indian Asian Pacific

$8.5 Million to Non-profits Throughout Michigan

Comparison of Five Year Cumulative Total Return Among Comerica Incorporated, Keefe 50-Bank Index, and S&P 500 Index (Assumes $100 Invested on 12/31/00 and Reinvestment of Dividends)

Our Strategy is Working

Questions and Answers